EQUITY FUNDS

PROSPECTUS SUPPLEMENT

NORTHERN FUNDS

EQUITY FUNDS

SUPPLEMENT DATED MARCH 20, 2014 TO PROSPECTUS DATED JULY 31, 2013

The following replaces the information under “FUND MANAGEMENT — Legal Proceedings” beginning on page 35 of the Prospectus:

In 2007, the Large Cap Core Fund (formerly known as the Enhanced Large Cap Fund) and the Large Cap Value Fund were shareholders of the Tribune Company (“Tribune”). In December of 2007, as a part of a leveraged buy-out transaction (the “LBO”), Tribune was converted from a public company to a privately-held company. Tribune later filed for bankruptcy.

On December 7, 2010, Northern Funds was named as a defendant and a putative member of the proposed defendant class of shareholders named in an adversary proceeding (the “Committee Action”) brought by The Official Committee of Unsecured Creditors of Tribune Company (the “Committee”) in the U.S. Bankruptcy Court for the District of Delaware, in connection with Tribune’s bankruptcy proceeding. On June 2, 2011, a second suit was initiated by certain creditors of Tribune in the Delaware Superior Court with respect to claims related to the LBO (Niese et al. v. A.G. Edwards, Inc. et al.), in which Northern Funds was named as a defendant. The indenture trustees, on behalf of certain noteholders of Tribune, filed a third suit and named Northern Funds as a defendant on June 2, 2011 in the U.S. District Court for the Northern District of Illinois (Deutsche Bank Trust Co. et al. v. Ohlson Enterprises et al.). Each of these cases has now been consolidated into a Multi-District Litigation proceeding, pending in the Southern District of New York. The cases attempt to “clawback” the proceeds paid out in connection with the LBO.

The defendants have jointly moved to dismiss all of the actions filed by the individual creditors in the Niese and Deutsche Bank cases. The Committee Action was not subject to the motion to dismiss. On September 23, 2013, the District Court dismissed the individual creditors’ actions. The individual creditors filed a notice of appeal of the Court’s decision on September 30, 2013. The appeal is currently pending before the United States Court of Appeals for the Second Circuit.

The value of the proceeds received by the Large Cap Core Fund and the Large Cap Value Fund in the LBO was approximately $308,000 and $26,520,000, respectively. The Funds cannot predict the outcome of these proceedings, but an adverse decision could have a material impact on the Funds’ net asset value. The Funds intend to vigorously defend these actions.

Please retain this Supplement with your Prospectus for future reference.

50 South LaSalle Street P.O. Box 75986 Chicago, Illinois 60675-5986 800-595-9111 northernfunds.com	EQTY SPT (3/14)

NORTHERN FUNDS PROSPECTUS